MASTR Asset Securitization Trust Series 2003-9 (gp5) Whole Loan 15YR Fixed-Rate

Deal Size

$140mm approx.

GWAC

4.98% +/-5bps

WAM

178 +/- 2 months

California

22.0% approx.

WA FICO

735 approx.

WA LTV

60.0% approx.

AAA Ratings

2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level

1.25% approx.

Pricing Speed

300% PSA

Settlement Date

09/30/03

Depositor

Mortgage Asset Securitization Transactions, Inc.

Master Servicer/Bond Administrator

Wells Fargo Bank Minnesota, NA

All numbers approximate.

All tranches subject to 5% size variance. 5% Cleanup Call

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

UBS Investment Bank Fixed Bid Stratification 15yr Jumbo September

(DELCODE in 'OWN,BID,CMT,SVC'); (blank DEALNAME); (ALTDEAL ss 'JUMBO15')

Pool Summary	COUNT	UPB
Conforming	23	$4,898,939.85	2.65%
Non-Conforming	362	179,929,674.48	97.35
Total:	385	$184,828,614.33	100.00%
Data as of Date: 2003-08-01
AVG UPB: $480,074.32
GROSS WAC: 4.9804%
NET WAC: 4.730%
% SF/PUD: 96.46%
%FULL/ALT: 94.78%
%CASHOUT: 24.05%
%BUYDOWN: 0.00%
%LTV > 80 NO MI: 0.00%
WA LTV: 60.35%
%FICO > 679: 88.19%
%NO FICO: 0.35%
WA FICO: 735
%FIRST LIEN: 84.11%
%PREPAY PENALTY: 0.81%
CAL1FORNIA %: 21.74%

Product Type	COUNT	UPB
15YRFXD	367	$174,936,864.33	94.65%
	18	9,891,750.00	5.35
Total:	385	$184,828,614.33	100.00%

Original Balance	COUNT	UPB
$50,000.01 - $100,000.00	2	$170,555.59	0.09%
$100,000.01 - $150,000.00	5	681,444.64	0.37
$150,000.01 - $200,000.00	5	929,455.18	0.50
$200,000.01 - $250,000.00	3	715,247.95	0.39
$250,000.01 - $300,000.00	5	1,375,022.84	0.74
$300,000.01 - $350,000.00	23	7,866,638.05	4.26
$350,000.01 - $400,000.00	88	33,268,215.81	18.00
$400,000.01 - $450,000.00	62	26,367,786.68	14.27
$450,000.01 - $500,000.00	64	30,646,125.52	16.58
$500,000.01 - $550,000.00	32	16,711,756.55	9.04
$550,000.01 - $600,000.00	28	16,178,807.30	8.75
$600,000.01 - $650,000.00	38	24,369,336.30	13.18
$650,000.01 - $700,000.00	4	2,696,709.44	1.46
$700,000.01 - $750,000.00	3	2,207,000.00	1.19
$750,000.01 - $800,000.00	5	3,903,944.01	2.11
$800,000.01 - $850,000.00	5	4,124,900.00	2.23
$850,000.01 - $900,000.00	2	1,760,000.00	0.95
$900,000.01 - $950,000.00	4	3,707,918.47	2.01
$950,000.01 - $1,000,000.00	5	4,920,000.00	2.66
$1,000,000.01 >=	2	2,227,750.00	1.21
Total:	385	$184,828,614.33	100.00%
Minimum: $75,000.00
Maximum: $1,127,750.00
Average: $480,861.84

Unpaid Balance	COUNT	UPB
$50,000.01-$100,000.00	2	$170,555.59	0.09%
$100,000.01-$150,000.00	5	681,444.64	0.37
$150,000.01-$200,000.00	5	929,455.18	0.50
$200,000.01 - $250,000.00	3	715,247.95	0.39
$250,000.01 - $300,000.00	5	1,375,022.84	0.74
$300,000.01 - $350,000.00	23	7,866,638.05	4.26
$350,000.01 - $400,000.00	89	33,650,971.65	18.21
$400,000.01 - $450,000.00	62	26,367,786.68	14.27
$450,000.01 - $500,000.00	63	30,263,369.68	16.37
$500,000.01 - $550,000.00	32	16,711,756.55	9.04
$550,000.01-$600,000.00	28	16,178,807.30	8.75
$600,000.01 - $650,000.00	38	24,369,336.30	13.18
$650,000.01 - $700,000.00	4	2,696,709.44	1.46
$700,000.01 - $750,000.00	3	2,207,000.00	1.19
$750,000.01 - $800,000.00	5	3,903,944.01	2.11
$800,000.01-$850,000.00	5	4,124,900.00	2.23
$850,000.01 - $900,000.00	2	1,760,000.00	0.95
$900,000.01 - $950,000.00	4	3,707,918.47	2.01
$950,000.01-$1,000,000.00	5	4,920,000.00	2.66
$1,000,000.01 >=	2	2,227,750.00	1.21
Total:	385	$184,828,614.33	100.00%
Minimum: $75,000.00
Maximum: $1,127,750.00
Average: $480,074.32

Gross Rate	COUNT	UPB
4.251% - 4.500%	13	$5,943,819.50	3.22%
4.501% - 4.750%	103	49,715,420.58	26.90
4.751%-5.000%	155	76,506,162.35	41.39
5.001% - 5.250%	69	31,518,218.20	17.05
5.251% - 5.500%	27	11,904,577.59	6.44
5.501% - 5.750%	15	7,289,966.11	3.94
5.751% - 6.000%	1	500,000.00	0.27
6.001% - 6.250%	2	1,450,450.00	0.78
Total:	385	$184,828,614.33	100.00%
Minimum: 4.375%
Maximum: 6.250%
Weighted Average: 4.980%

Net Rate	COUNT	UPB
4.001% - 4.250%	13	$5,943,819.50	3.22%
4.251% - 4.500%	103	49,715,420.58	26.90
4.501%-4.750%	155	76,506,162.35	41.39
4.751% - 5.000%	69	31,518,218.20	17.05
5.001% - 5.250%	27	11,904,577.59	6.44
5.251% - 5.500%	15	7,289,966.11	3.94
5.501% - 5.750%	1	500,000.00	0.27
5.751% - 6.000%	2	1,450,450.00	0.78
Total:	385	$184,828,614.33	100.00%
Minimum: 4.125%
Maximum: 6.000%
Weighted Average: 4.730%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\CasMaster tc.cas

Sep 3, 2003 10:49

Page # of 4

UBS Investment Bank Fixed Bid Stratification 15yr Jumbo September

(DELCODE in 'OWN,BID,CMT,SVC'); (blank DEALNAME); (ALTDEAL ss 'JUMBO15')

Original Term to Maturity	COUNT	UPB
121-180	385	$184,828,614.33	100.00%
Total:	385	$184,828,614.33	100.00%
Minimum: 180
Maximum: 180
Weighted Average: 180

Remaining Term to Stated Maturity	COUNT	UPB
121-180	385	$184,828,614.33	100.00%
Total:	385	$184,828,614.33	100.00%
Minimum: 171
Maximum: 180
Weighted Average: 179

Remaining Amortization Term	COUNT	UPB
<= 0	22	$9,934,050.00	5.37%
121-180	363	174,894,564.33	94.63
Total:	385	$184,828,614.33	100.00%
Minimum: 171
Maximum: 180
Weighted Average: 179

Seasoning	COUNT	UPB
<=0	262	$127,994,632.76	69.25%
1 - 1	79	34,781,595.30	18.82
2-2	6	2,732,469.80	1.48
3-3	8	3,550,400.00	1.92
4-4	16	9,747,034.20	5.27
5-5	7	3,162,347.99	1.71
6-6	4	1,670,528.56	0.90
7-12	3	1,189,605.72	0.64
Total:	385	$184,828,614.33	100.00%
Minimum: 0
Maximum: 9
Weighted Average: 1

FICO Scores	COUNT	UPB
0-0	1	$638,000.00	0.35%
600-609	1	377,180.19	0.20
610-619	2	852,964.01	0.46
620-629	3	1,331,072.40	0.72
630-639	5	2,116,082.36	1.14
640-649	12	6,081,218.47	3.29
650-659	5	2,730,723.04	1.48
660-669	5	2,024,541.64	1.10
670-679	11	5,678,186.59	3.07
680-689	21	8,307,378.20	4.49
690-699	26	13,072,017.93	7.07
700-709	20	10,041,611.16	5.43
710-719	22	9,729,986.42	5.26
720-729	21	10,220,685.58	5.53
730-739	23	10,882,534.30	5.89
740-749	35	15,505,072.22	8.39
750-759	38	19,031,195.39	10.30
760-769	44	21,348,479.60	11.55
770-779	32	17,129,792.87	9.27
780-789	35	16,468,505.73	8.91
790-799	19	8,974,242.22	4.86
800-809	4	2,287,144.01	1.24
Total:	385	$184,828,614.33	100.00%
Minimum: 0
Maximum: 805
Weighted Average: 735

Loan To Value Ratio	COUNT	UPB
20.001%-25.000%	3	$1,896,572.94	1.03%
25.001%-30.000%	11	5,424,105.88	2.93
30.001%-35.000%	15	8,172,961.82	4.42
35.001% - 40.000%	13	5,069,225.64	2.74
40.001%-45.000%	18	9,108,099.78	4.93
45.001% - 50.000%	34	15,810,049.82	8.55
50.001%-55.000%	27	12,839,163.82	6.95
55.001%-60.000%	49	23,183,145.41	12.54
60.001% - 65.000%	47	23,451,052.26	12.69
65.001% - 70.000%	51	24,769,980.82	13.40
70.001% - 75.000%	51	24,432,729.07	13.22
75.001% - 80.000%	64	29,897,258.19	16.18
85.001% - 90.000%	1	388,000.00	0.21
90.001% - 95.000%	1	386,268.88	0.21
Total:	385	$184,828,614.33	100.00%
Minimum: 20.69%
Maximum: 92.15%
Weighted Average: 60.35%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\CasMaster tc.cas

Sep 3, 2003 10:49

Page # of 4

UBS Investment Bank Fixed Bid Stratification 15yr Jumbo September

(DELCODE in 'OWN,BID,CMT,SVC'); (blank DEALNAME); (ALTDEAL ss 'JUMBO15')

Combined Loan To Value Ratio	COUNT	UPB
<= 0.000%	48	$24,494,989.54	13.25%
20.001% - 25.000%	3	1,896,572.94	1.03
25.001% - 30.000%	7	2,891,205.88	1.56
30.001% - 35.000%	13	6,975,419.13	3.77
35.001%-40.000%	10	3,661,225.64	1.98
40.001%-45.000%	12	5,829,999.78	3.15
45.001% - 50.000%	24	10,592,090.44	5.73
50.001% - 55.000%	19	9,463,613.82	5.12
55.001% - 60.000%	32	14,578,738.18	7.89
60.001% - 65.000%	40	20,418,003.41	11.05
65.001% - 70.000%	43	20,040,095.81	10.84
70.001%-75.000%	50	24,178,363.04	13.08
75.001% - 80.000%	58	28,806,217.60	15.59
80.001% - 85.000%	11	4,617,588.61	2.50
85.001% - 90.000%	8	3,608,603.92	1.95
90.001% - 95.000%	7	2,775,886.59	1.50
Total:	385	$184,828,614.33	100.00%
Minimum: 0.00%
Maximum: 95.00%
Weighted Average: 63.67%

DTI	COUNT	UPB
<=0.000%	19	$6,158,347.75	3.33%
1.001% - 6.000%	3	2,243,600.10	1.21
6.001% - 11.000%	16	8,486,633.09	4.59
11.001% - 16.000%	21	10,025,417.37	5.42
16.001% - 21.000%	41	20,626,118.99	11.16
21.001%-26.000%	65	31,687,055.73	17.14
26.001% - 31.000%	53	25,509,773.18	13.80
31.001% - 36.000%	52	24,732,350.59	13.38
36.001%-41.000%	48	22,498,849.13	12.17
41.001% - 46.000%	37	18,378,381.41	9.94
46.001% - 51.000%	24	11,607,421.50	6.28
56.001% - 61.000%	3	1,249,665.49	0.68
61.001% - 66.000%	1	520,000.00	0.28
86.001% - 91.000%	1	505,000.00	0.27
96.001% - 101.000%	1	600,000.00	0.32
Total:	385	$184,828,614.33	100.00%
Minimum: 0.000%
Maximum: 96.790%
Weighted Average: 29.853%

Geographic Concentration	COUNT	UPB
California	83	$40,175,369.65	21.74%
Florida	31	16,642,803.84	9.00
North Carolina	34	15,824,764.68	8.56
New Jersey	23	11,341,817.07	6.14
Virginia	24	10,584,840.36	5.73
Illinois	18	9,788,115.85	5.30
Maryland	19	8,639,975.37	4.67
Georgia	16	8,433,483.43	4.56
South Carolina	16	8,207,550.92	4.44
New York	17	5,934,800.71	3.21
Massachusetts	11	5,652,721.50	3.06
Connecticut	10	4,841,630.43	2.62
Pennsylvania	10	4,781,684.38	2.59
Colorado	10	4,337,977.72	2.35
Missouri	9	4,171,176.48	2.26
Arizona	9	4,119,547.12	2.23
Minnesota	6	2,905,711.60	1.57
Indiana	5	2,319,425.06	1.25
Michigan	5	2,188,359.42	1.18
Utah	4	2,121,530.37	1.15
Texas	5	2,078,691.59	1.12
District Of Columbia	3	1,497,800.00	0.81
Washington	3	1,382,500.00	0.75
Kentucky	2	1,359,000.00	0.74
Ohio	2	1,315,850.93	0.71
Iowa	2	948,000.00	0.51
Tennessee	2	817,000.00	0.44
Alabama	2	790,072.40	0.43
Louisiana	1	487,000.00	0.26
Wisconsin	1	390,608.47	0.21
Kansas	1	375,804.98	0.20
Rhode Island	1	373,000.00	0.20
Total:	385	$184,828,614.33	100.00%

North-South CA	COUNT	UPB
North CA	24	$11,682,641.03	6.32%
South CA	59	28,492,728.62	15.42
States Not CA	302	144,653,244.68	78.26
Total:	385	$184,828,614.33	100.00%

Zip Code Concentration	COUNT	UPB
20854	7	$3,003,500.00	1.63%
29928	3	1,935,822.90	1.05
30327	3	1,924,482.98	1.04
91108	2	1,771,418.47	0.96
60015	3	1,659,500.00	0.90
Other	367	174,533,889.98	94.43
Total:	385	$184,828,614.33	100.00%

Loan Purpose	COUNT	UPB
Rate & Term Refi	247	$119,825,122.50	64.83%
Cash Out Refi	99	44,459,810.17	24.05
Purchase	38	19,743,681.66	10.68
Construction to Perm	1	800,000.00	0.43
Total:	385	$184,828,614.33	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\CasMaster tc.cas

Sep #, 2003 10:49

UBS Investment Bank Fixed Bid Stratification 15yr Jumbo September

(DELCODE in 'OWN,BID,CMT,SVC'); (blank DEALNAME); (ALTDEAL ss 'JUMBO15')

Cashout Indicator	COUNT	UPB
Not Provided	1 384	$383,020.96 184,445,593.37	0.21% 99.79
Total:	385	$184,828,614.33	100.00%

Document Type	COUNT	UPB
Full Reduced Asset Only No Ratio Stated Doc Streamline No Doc Alternate	355 7 7 3 7 2 3 1	$174,704,557.15 3,495,308.54 1,801,003.93 1,679,669.18 1,177,817.82 908,000.00 586,325.26 475,932.45	94.52% 1.89 0.97 0.91 0.64 0.49 0.32 0.26
Total:	385	$184,828,614.33	100.00%

Property Type	COUNT	UPB
Single Family Pod Low Rise Condo (2-4 floors) Pod Detached Four Family Two Family High Rise Condo (gt 8 floors) Condomimium Townhouse	271 92 5 5 1 5 2 3 1	$130,831,954.86 45,509,423.03 2,380,555.59 1,950,799.07 1,127,750.00 1,096,299.92 961,712.68 831,119.18 139,000.00	70.79% 24.62 1.29 1.06 0.61 0.59 0.52 0.45 0.08
Total:	385	$184,828,614.33	100.00%

Occupancy	COUNT	UPB
Owner Occupied Second Home Investor Occupied	357 25 3	$171,221,140.79 12,065,804.36 1,541,669.18	92.64% 6.53 0.83
Total:	385	$184,828,614.33	100.00%

Prepayment Penalty (Months)	COUNT	UPB
0.000 60.000	382 3	$183,328,531.16 1,500,083.17	99.19% 0.81
Total:	385	$184,828,614.33	100.00%
wa Term: 0.487

Balloon Flag	COUNT	UPB
Not a Balloon Loan	385	$184,828,614.33	100.00%
Total:	385	$184,828,614.33	100.00%

Silent 2nd	COUNT	UPB
N Y	98 6 281	$47,329,874.43 3,500,950.00 133,997,789.90	25.61% 1.89 72.50
Total:	385	$184,828,614.33	100.00%

Lien Position	COUNT	UPB
0 1	58 327	$29,362,103.47 155,466,510.86	15.89% 84.11
Total:	385	$184,828,614.33	100.00%

Mortgage Ins.	COUNT	UPB
MGIC United Guaranty LTV <=80	1 1 383	$388,000.00 386,268.88 184,054,345.45	0.21% 0.21 99.58
Total:	385	$184,828,614.33	100.00%
LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\CasMaster tc.cas

Sep #, 2003 10:49